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                                  EXHIBIT 10.16

                            EQUIPMENT LEASE AGREEMENT
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         THIS AGREEMENT is made as of the ______ day of ______________,  200___, between SPEAKING ROSES INTERNATIONAL,  INC., located at 404 Ironwood Drive; Salt
Lake  City,  Utah  84115   ("Licensor"),   and   _________________   located  at
___________________ ("Licensee").


                                   WITNESSETH:

         WHEREAS, Licensor has proprietary rights to certain intellectual property used in the printing, marking, stamping or embossing of flowers, plants and other products ("Embossing Process"), has protected rights to the Embossing Process pursuant to a United States and international patents pending and granted through other means, has developed certain equipment and devices useful in the Embossing Process and owns all rights in the United States and throughout the world to the trademarks used in connection with the Embossing Process, (all of which intellectual property is referred to hereinafter as "Licensed Property"); and

         WHEREAS, Licensee wishes to obtain a lease for the equipment needed to produce the Licensed Products referred to in a contemporaneously executed
Intellectual Property License Agreement ("IP Agreement"), the general and procedural provisions of which are deemed included within this Agreement and, in the event of any confusion or conflict between the provisions of the two agreements, shall be deemed to be controlling.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. (a) The term "Application Form" shall mean the Equipment Leasing Application Form attached to this Agreement as Exhibit A. Licensor shall have the right to modify or amend the Application Form from time to time, and the amended Application Form shall be attached hereto as Exhibit "A". Licensee shall use the current form of the Application Form in complying with the terms of this Agreement.

         (b) The term "Designer Package Equipment" shall mean the Package set forth on Exhibit B to this Agreement.

         (c) The term "Designer Elite Package Equipment" shall mean the Package set forth on Exhibit C to this Agreement.

         (d) The term "Equipment" shall mean the equipment, devices or apparatus used in the Embossing Process, including the Designer Package Equipment and/or the Designer Elite Package Equipment.

         (e) The term "Owner's Manual" means the manual prepared by or for the benefit of the Licensor, as amended from time to time, relating to the use, operation, maintenance and storage of the Equipment.

2. (a) Subject to the terms and conditions of this Agreement, Licensor hereby leases to Licensee the Equipment for its manufacture, use or sale of Licensed Products hereunder pursuant to the IP Agreement, until such time as both this Agreement and the IP Agreement expire or are terminated.

         (b) It is understood and agreed that Licensee shall have the right to utilize the Equipment only in the territory referred to in the IP Agreement.

         (c) Licensee's rights in and to the Equipment shall include the right to sublease Equipment that Licensee has leased pursuant to the terms of this Agreement to Sublicensees pursuant to sublease agreements in a form reasonably acceptable to Licensor, and the delivery by Licensee to Licensor of a completed Application Form with respect to each such sublease. Any sublease by Licensee hereunder shall be granted only pursuant to a written sublease agreement between Licensee and Sublicensee, which shall be in a form acceptable to Licensor and which shall obligate the Sublicensee to be bound by the terms of this Agreement relative to Sublicensees. Licensor shall not, however, have any duties or obligations to any Sublicensee under this Agreement.

         (d) From and after the date hereof, Licensee shall be responsible for any loss, theft of or damage to the Equipment, other than normal wear and tear.

         (e) The Equipment shall be located at the address set forth on the Application Form and shall not be removed from such location without the prior written consent of Licensor.

         (f) Title to the Equipment shall remain with Licensor at all times, and Licensee shall at all times at its own expense protect and defend Licensor's title thereto against all claims, liens and legal processes of Licensee's creditors or persons claiming through Licensee or any Sublicensee. Licensee shall have no right, title or interest in or to the Equipment except as expressly set forth herein. The Equipment shall remain personal property, notwithstanding the manner in which it may be affixed to any real property. Upon request by Licensor, Licensee shall obtain and cause to be recorded, where appropriate and pursuant to the Law of the Territory, at Licensee's own expense, from each landlord, owner, mortgagee or any person having an encumbrance or lien on property where the Equipment is located, a waiver of any lien, encumbrance or interest which such person might have or hereafter obtain or claim with respect to all or any portion of the Equipment. Licensee shall notify Licensor of any requirement under the Law of the Territory relating to such recordation. Licensee agrees to execute such documents as Licensor may deem reasonably necessary to protect Licensor's interest and title to the Equipment. Licensee shall otherwise take all action required to keep the Equipment free and clear of all levies, liens and encumbrances which result from any act or omission of the Licensee.

         (g) (i) Licensee shall use the Equipment in a careful and proper manner in conformity with (a) all statutes, rules, orders and regulations of each governmental authority having jurisdiction over the Licensee and/or the Equipment and its use, operation, maintenance or storage thereof and (b) all policies of insurance held by Licensee relating to the Equipment and/or its use.

                  (ii) Licensee shall not use the Equipment in any manner that would impair the applicability of any manufacturer's warranties or render the Equipment unfit for its originally intended use, nor permit anyone other than authorized, properly trained, and competent personnel to operate the Equipment.

                  (iii) Licensee shall not, without Licensor's prior written consent, affix or install any accessory, equipment, device, advertising matter, or insignia on or to the Equipment. All replacements, repairs, parts and supplies installed or affixed on or to the Equipment shall thereupon become Licensor's property, and Licensee shall arrange that there be delivered promptly to Licensor, upon Licensor's request, all instruments or documents as may be necessary to evidence Licensor's original and free, clear and unencumbered title thereto and ownership thereof.

                  (iv) Licensee shall not use the Equipment for any purpose other than for the production of Licensed Products using the Embossing Process under the License and shall use the Equipment only in the manner specified in the Owner's Manual.

         (h) Licensor guarantees the durability of all metallic Equipment hardware for a period of two (2) years and accepts responsibility for the repair or replacement thereof for such period of time, as long as Licensee uses the Equipment in the manner set forth in Section 3.5 above.

         (i) Licensor shall have the right to mark or direct Licensee to mark the Equipment in a distinct and conspicuous manner with the name of Licensor followed by the words "Owner and Lessor," or other appropriate words designated by Licensor. Licensee shall not alter, deface, cover or remove any of Licensor's ownership identification plates or markings on the Equipment, and upon Licensor's request, Licensor shall affix or re-affix such identification.

         (j) Upon termination or expiration of this Agreement, or upon Licensee's default hereunder, Licensee shall, at its own cost and expense, return the Equipment, including any attachments, additions or accessories thereto, unencumbered along with all documentation and manuals related thereto, including the Owners Manual, to Licensor at an address specified by Licensor in the same condition as received, less normal wear and tear using an international carrier acceptable to Licensor. Licensee shall, at its own expense and using an insurer acceptable to Licensor, insure the Equipment for its full value during the return.

         (k) In connection with the lease of the Equipment from Licensor to Licensee, Licensor and Licensee agree to enter into a separate security agreement with respect to the leased Equipment, and Licensee shall cooperate with Licensor to facilitate the filing of a financing statement (or other instrument under the law of the Territory notifying third parties of Licensor's priority security interest in the Equipment) with appropriate government officials.


                                       3
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3.       (a)      (i)      Concurrently  with  the execution of this  Agreement,
Licensee shall submit a completed Application Form to Licensor for the Equipment to be initially leased by Licensee. Upon any sublease by Licensee of any Equipment to a Sublicensee, Licensee shall submit to Licensor an additional completed Application Form with respect to the Equipment to be subleased to such Sublicensee.

                  (ii) For each piece of equipment leased by Licensee hereunder, during the term of this Agreement and any renewal of the term of this Agreement (or, in the case of Licensee's sublease of Equipment, during the term of such sublease and any renewal thereof), Licensee shall pay to Licensor a monthly equipment fee(s) as listed on Addendum A in consideration of the lease of the Equipment from Licensor. Licensee shall also pay Licensor the costs of shipping the Designer Package Equipment to Licensee by international carrier acceptable to Licensor, fully insured.

         (b) Licensee agrees to obtain, at its sole cost and expense, all necessary customs, import and other governmental authorizations and approvals in the Territory relating to the Equipment and this Agreement (including without limitation foreign exchange, foreign investment and transfer of technology approvals and notifications, if applicable). Licensor agrees to cooperate fully with Licensee in obtaining any necessary authorizations and approvals. Licensor's obligations under this Agreement are specifically subject to the grant and effectiveness of all such necessary authorizations and approvals. Notwithstanding any other provisions of this Agreement, Licensee agrees not to export from the Territory or otherwise make the Licensed Products or Equipment available to any third party for use outside of the Territory, or to make the Licensed Products or Equipment available to any third party within the Territory if Licensee knows, or has reasonable grounds to suspect, that such third party is planning to use or otherwise transfer the Licensed Products or Equipment outside of the Territory in violation of such export laws, regulations or orders or the terms of this Agreement.

         (c) Licensor shall have the right to require Licensee to execute a personal guarantee of Licensee's obligations hereunder. All equipment leases will have a personal guarantee. The other obligations under this contract will be guaranteed by the corporation executing this agreement.

4.       (a)      Licensor will provide Licensee,  at Licensee's  expense,  with technical support by telephone Monday through Saturday from 7:00 a.m. to 5:00 p.m. (United States Mountain Time).

         (b) Licensee shall have the option of purchasing additional design plates from Licensor and shall have access to Licensor's graphic design department in connection with the development and purchase of such design plates.

         (c) Licensor shall provide Licensee with an Owner's Manual, which shall be included with the Equipment and returned upon expiration or termination of this Agreement.

5. The term of this Agreement shall be co-terminus with the IP Agreement and be effective so long as the IP Agreement is effective.



                                       4
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         IN WITNESS WHEREOF, Licensor and Licensee have caused this Area License and Equipment Lease Agreement to be executed by their duly authorized officers, owners or agents on the respective dates set forth below.



LICENSOR:                                   LICENSEE:
SPEAKING ROSES INTERNATIONAL, INC.


By:                                         By:
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Title:                                      Title:
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Date:                                       Date:
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                                    EXHIBIT A
                                APPLICATION FORM


































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                                    EXHIBIT B
                           DESIGNER PACKAGE EQUIPMENT

PACKAGE

License Agreement                              24 Months
Customer Service / (866) 400 ROSE (7673)       Yes
Equipment Warranty                             Life Time(*)
Supply Department                              8am-5pm
Technical Support in Place                     Available

* Metal Parts

EQUIPMENT

Machine and parts                              1
Gold Ink                                       1 Kg
Bronze Ink                                     1 Kg
Ink Thinner                                    1 Liter
Phrases                                        76 Most Popular
Training Manual                                Included
Training Video                                 Included
Printing Kit (Misc. Items)                     Included

(*) Metal Parts
















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                                    EXHIBIT C
                        DESIGNER ELITE PACKAGE EQUIPMENT


Engraver Machine                      1
Blank Plates                          50



































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                                   Addendum A


SHIPPING INFORMATION                                               date:
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Name:  _____________________________________  Company: _________________________

Address:  ____________________________  City:  ___________________  State:  ____

Country:  __________________  Zip:  __________________  Phone:  ________________

Fax:  __________________________  E-mail:  _____________________________________


CONTACT NAME FROM THE COMPANY
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Name:  ____________________________________  Position:  ________________________


MACHINE(S) THAT LICENSEE IS REQUESTING
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|_|     ___ Embossing Machine
               $995 Initial Fee (ea.)
               $1 at end of lease

|_|     ___ Photographic (Basic) Plate Making Machine
               $199 Initial Fee (ea.)
               $50 monthly two-year lease (ea.)


TOTAL CHARGES
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Initial Payment: $_______ + Training Fee: $_______ + Shipping Charges: $_______

Exclusive Fee: $_________ = TOTAL:  $ __________

Payment Method:  Initial _________  Monthly _________






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The undersigned  hereby agrees to abide by all terms and conditions set forth in the Area License Agreement and Addendums. All equipment is under a two-year lease referred to in section 3 of the document. None of our equipment is for sale and must be leased so that Speaking Roses International, Inc. retains title and control of all equipment. The undersigned understands it will be invoiced for said equipment on monthly basis.


_________________________________________          _____________________________
Area Licensee                                      Date


_________________________________________          _____________________________
Speaking Roses International, Inc.                 Date

































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